October 2, 1996


                           MAPLEWOOD INVESTMENT TRUST
                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY

                  Supplement to Prospectus Dated June 20, 1996


         The following disclosure replaces the section entitled "Prospectus Summary -- Investment Advisor" on page 2 of the Prospectus:

INVESTMENT ADVISOR. CityFund Advisory, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 1.25% of the average daily net assets of the Fund. (See "Management of the Fund.")




         The following disclosure replaces the first three paragraphs of the section entitled "Management of the Fund -- Investment Advisor" beginning on page 17 of the Prospectus:

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, CityFund Advisory, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees. The Advisor's address is P.O. Box 54944, Cincinnati, Ohio 45254-0944.

Jill H. Travis is primarily responsible for the day-to-day management of the Fund's portfolio and has been managing the Fund since November 1995. In addition to being employed by the Advisor, Ms. Travis is President and Chief Executive Officer of Amelia Earhart Capital Management, Inc., an investment advisory firm located in Southfield, Michigan, which serves as investment advisor to the Amelia Earhart: Eagle Equity Fund, another series of the Trust. Ms. Travis currently serves as portfolio manager of the Amelia Earhart: Eagle Equity Fund, a position she has held since that fund's inception in 1993. Since 1991, Ms. Travis has been a self-employed certified financial planner and business consultant.











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